SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

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                          Deutsche Floating Rate Fund


The following information replaces similar disclosure contained under the "MAIN INVESTMENTS" section within the "FUND DETAILS" section of the fund's prospectus.



MAIN INVESTMENTS. Under normal market conditions, the fund invests at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("senior loans") and other floating rate debt securities. The fund may also borrow money in an amount up to 33 1-3% of the fund's total assets for a range of purposes, including to create investment leverage.


Senior loans are made by banks and other financial institutions, typically to large corporate customers. Senior loans offer interest payments that typically vary with a benchmark indicator of prevailing interest rates, such as the prime rate offered by one or more major US banks or the London Interbank Offered Rate (LIBOR).


Senior loans typically are of below investment-grade quality and, compared to investment grade loans, may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national exchange.


The senior loans in which the fund invests are generally fully collateralized with assets and/or cash flow that portfolio management believes have a market value at the time of acquisition that equals or exceeds the principal amount of the senior loan. The loan arrangement may or may not require the borrower to pledge additional collateral to secure the senior loan if the value of the initial collateral declines. In addition, the fund may invest a portion of its assets in senior loans that are not secured by collateral. Such unsecured loans involve a greater risk of loss.


Senior loans generally are arranged through private negotiations between a borrower and a financial institution that acts as agent for the holder(s) of a loan. The fund generally acquires senior loans from, and sells senior loans to, financial institutions that act as lenders. The agent and the other original lenders typically have the right to sell interests ("participations") in their share of the senior loan to other participants, and to assign all or a portion of their interests ("assignments") in the senior loan to other participants. While the senior loan interests held by the fund typically will be structured as assignments, the fund may also purchase participations.


When the fund acquires an assignment, the fund typically will have a direct contractual relationship with the borrower and may enforce compliance by the borrower with the terms of the loan agreement. When the fund acquires a participation, the fund typically will have a contractual relationship only with the lender, not with the borrower, and therefore the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement.


In addition to investments in US-dollar denominated loans of US companies, investments may include US-dollar denominated loans of non-US companies and non-US dollar denominated loans of both US and non-US companies. The fund may acquire senior loans of borrowers engaged in any industry, but will invest no more than 25% of its total assets in senior loans of borrowers and securities of issuers in any one industry. The fund does not have a targeted maturity range for its portfolio.


Under normal market conditions, up to 20% of the fund's total assets may be held in cash and other investments, including, but not limited to, fixed-rate debt obligations, short- to medium-term notes, high-yield securities, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below, commonly referred to as junk bonds), equity securities, hybrid and synthetic loans, collateralized loan obligations, and asset-backed securities.


The fund may also invest in exchange-traded funds (ETFs) and affiliated mutual funds. The fund may invest up to 5% of total assets in each of ETFs or shares of Deutsche High Income Fund (which invests primarily in high yield bonds).


January 10, 2017
PROSTKR-744

                                                   Deutsche
                                                   Asset Management [DB Logo]

The following disclosure is added under the "MAIN RISKS" section within the "FUND DETAILS" section of the fund's prospectus:



ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.


               Please Retain This Supplement for Future Reference


January 10, 2017
PROSTKR-744
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